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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                            1-15274                     26-0037077
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
   of incorporation )                                        Identification No.)


6501 Legacy Drive
Plano, Texas                                                    75024-3698
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(b))


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Item 1.01         Entry into a Material Definitive Agreement

     Change in Control Plan. On March 21, 2006, the Company's Board of Directors ("Board") approved the J. C. Penney Corporation, Inc. Change in Control Plan (the "Plan"). Pursuant to the Plan, members of senior management constituting the J. C. Penney Corporation, Inc. Executive Board are entitled to certain benefits upon an Employment Termination (as defined in the Plan) that occurs within two years of a Change in Control event (as defined in the Plan). Plan participants designated as "Tier 1" participants (the CEO and Executive Board members who report directly to the CEO) shall be entitled to a cash payment of three times annualized salary and incentive compensation at target upon Employment Termination. "Tier II" participants (the remainder of the Executive Vice Presidents on the Executive Board who are not direct reports of the CEO) shall be entitled to a cash payment of 2.5 times annualized salary and incentive compensation at target upon Employment Termination. "Tier III" participants (Senior Vice Presidents on the Executive Board) shall be entitled to a cash payment of two times annualized base salary and incentive compensation at target. In addition to these cash payments, all Plan participants shall, upon Employment Termination, be entitled to a lump sum benefit under the Plan calculated (as provided in the Plan) by crediting the Participant with additional years of age and service as though the benefit were paid under the Company's non-qualified retirement plans, a lump sum Company portion of the premium toward medical, dental, and life insurance plans coverage, prorated incentive compensation, $25,000 toward outplacement and financial counseling services, and, if applicable, reimbursement of legal fees and expenses described in the Plan. As an additional Plan benefit, participants will also be treated as a reduction in force making them eligible for up to two years of age and/or service credit for retiree medical, dental, life insurance, and discount program eligibility purposes under the terms of those plans. Plan participants shall also be entitled to modified tax gross-up payment benefits in certain circumstances, as described in the Plan. A copy of the Plan is filed herewith as
Exhibit 10.1 and incorporated herein by reference.

     Executive Termination Pay Agreements. On March 21, 2006, the Board also approved entering into individual Executive Termination Pay Agreements ("Termination Pay Agreements") with each of the Executive Board members other than the Company's Chairman and CEO, Myron E. Ullman, III. Pursuant to the Termination Pay Agreements, if a participant is Involuntarily Terminated (as defined in the Termination Pay Agreement), absent a change in control event, such participant will receive a lump sum cash payment equal to annualized salary plus incentive compensation at target for (a) 18 months if such participant is an Executive Vice President or higher of the Company, and (b) 12 months if such participant is a Senior Vice President. Upon such Involuntary Termination, a participant may also be entitled to a cash payment in respect of pro-rated incentive compensation through the termination date, the Company portion of premiums toward certain health care and life insurance coverages and $25,000 toward financial counseling and outplacement services as described in the Termination Pay Agreement. A participant under a Termination Pay Agreement is subject to certain confidentiality, non-solicitation and non-competition restrictive covenants during employment and for a period of 12 months following termination of employment for Senior Vice President participants and 18 months for all other participants. Executive Board members with current Employment Agreements are not eligible to enter into a Termination Pay Agreement until his or her Employment Agreement is terminated or expires. Under the Termination Pay Agreements, each Executive Board member waives his or her right to participate in the J. C. Penney Corporation, Inc. Separation Pay Plan, which covers all associates below the Executive Board level and provides certain benefits in the event of involuntary termination of employment. A copy of the Form of Termination Pay Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

     2005 Incentive Compensation Awards, 2006 Base Salary, and 2006 Target Incentive Opportunity. Pursuant to the J. C. Penney Corporation, Inc. Management Incentive Compensation Program, as amended (the "Incentive Program"), an annual incentive compensation award is made upon the achievement of pre-set performance goals. For the Company's executive officers, incentive compensation payouts are measured (1) 50% based upon total Company sales and operating profit results of continuing operations, and (2) 50% based upon the executive officer's individual performance. For 2005, the total Company sales and operating profit results payout factor was 1.55. Based upon this payout factor and each executive's performance goals and actual performance for fiscal 2005, on March 21, 2006 an Incentive Program payment determination was made for each of the Company's executive officers in the amounts set forth in Exhibit 10.3 filed herewith.

     Each Incentive Program participant has a "target incentive opportunity" which is a percentage of the participant's base pay. On March 21, 2006, the 2006 target incentive opportunity percentages for the Company's executive officers were approved in the amounts set forth in Exhibit 10.3 filed herewith.

     The 2006 base salaries for each of the executive officers were approved on March 21, 2006, as set forth in Exhibit 10.3 filed herewith.

     2006 Incentive Plan Performance Goals. The Incentive Program ties incentive compensation to Company performance, with no incentive payment for performance well below plan and up to 200% of incentive targets for superior results. The goals for the JCPenney Company Incentive Plan (which apply to the Company's executive officers, among others) are set at the beginning of each fiscal year consistent with the Company's business plan. On March 21, 2006, the Human Resources and Compensation Committee of the Board of Directors ("HRCC") approved the 2006 JCPenney Company Incentive Plan performance goals. For 2006, in the event the Company's performance meets the criteria for incentive compensation payouts, the Company's executive officers will receive payouts under the Incentive Program based (1) 50% upon total Company sales and operating profit results of continuing operations, and (2) 50% upon each executive officer's individual performance.

     Form of Notice of Grant of Stock Options and Form of Notice of Performance Unit Grant. On March 21, 2006, the HRCC approved the form of Notice of Grant of Stock Options under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan, which will be used in connection with the grants of stock options for the Company's executive officers as well as senior management associates. The HRCC also approved the form of Notice of Performance Unit Grant, which also will be used in connection with the grant of performance units for the Company's executive officers as well as senior management associates. Copies of the Form of Notice of Grant of Stock Options under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan and Form of Notice of Performance Unit Grant are filed herewith as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

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Item 9.01         Financial Statements and Exhibits.

Exhibit 10.1        J. C. Penney Corporation, Inc. Change in Control Plan

Exhibit 10.2        Form of Termination Pay Agreement

Exhibit 10.3 2006 Base Salary, 2006 Target Incentive Opportunity, and 2005 Incentive Compensation Table

Exhibit 10.4 Form of Notice of Grant of Stock Options under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

Exhibit 10.5       Form of Notice of Performance Unit Grant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                J. C. PENNEY COMPANY, INC.



                                                By:/s/ Michael T. Theilmann
                                                ------------------------------
                                                       Michael T. Theilmann
                                                       Executive Vice President,
                                                       Chief Human Resources and
                                                       Administration Officer




Date:  March 27, 2006